UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-K/A


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):
                         February 1, 2002


                         BIOENVISION, INC.
     (Exact name of registrant as specified in its charter)


   Delaware               0-24875                 11-3375915
(State of other   (Commission File Number)   (IRS Employer
jurisdiction)                                Indentification No.)


 One Rockefeller Plaza, Suite 1600, New York, New York 10020
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:(212)445-6581

                         AMENDMENT NO. 1

     This Amendment on Form 8-K/A amends the Current Report on Form 8-K filed by Bioenvision, Inc. and subsidiaries (the "Company") on February 21, 2002 with respect to the Company's acquisition of Bridgeblood Technologies L.L.C.; DBA Pathagon Inc. ("Pathagon") This Amendment is being filed for the sole purpose of filing the following Financial Statements and Exhibits that were previously omitted.


Item 7  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Audited  consolidated financial statements of  Pathagon
          Inc. for the years ended December 31, 2001 and 2000.

     (b)  Pro forma financial information.

          Unaudited Pro Forma Consolidated Balance Sheet of the Company as of December 31, 2001, and Unaudited Pro Forma Consolidated Income Statements for the twelve months ended June 30, 2001 and six months ended December 31, 2001.

     (c)  Exhibits.

          2.2   Amended and Restated Agreement and Plan
          of Merger dated as of February 1, 2002 by and
          among    Bioenvision,    Inc.,    Bioenvision
          Acquisition Corp. and Pathagon Inc.

          10.18     Registration Rights Agreement dated
          as   of  February  1,  2002  by  and  between
          Bioenvision, Inc. and the former shareholders of Pathagon. party thereto.

          10.19       Stockholders  Lock  Up  Agreement
          dated as of February 1, 2002 by and among Bioenvision, Inc., the former shareholders of Pathagon party thereto, Christopher Wood,
          Bioaccelerate Limited, Jano Holdings Limited and Lifescience Ventures Limited.

          23    Independent Auditor's Consent

Item 7(a)

REPORT OF INDEPENDENT AUDITORS

To the Members
Bridgeblood Technologies, L.L.C.

I have audited the accompanying Balance Sheet of Bridgeblood Technologies, L.L.C. as of December 31, 2001 and the related statement of Operations and Member's Equity (Deficiency) and Statement of Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridgeblood Technologies, L.L.C. as of December 31, 2001, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


Frank E Hanson, C.P.A.
Arlington, Virginia
April 12, 2002

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors:

To the Members
Bridgeblood Technologies, L.L.C.

I have audited the accompanying Balance Sheet of Bridgeblood Technologies, L.L.C. as of December 31, 2000 and the related statement of Operations and Member's Equity (Deficiency) and Statement of Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridgeblood Technologies, L.L.C. as of December 31, 2000, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


Frank E Hanson, C.P.A.
Arlington, Virginia
April 12, 2002

       BRIDGEBLOOD TECHNOLOGIES L.L.C., DBA PATHAGON, INC.
                   CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 2001


                             ASSETS
INTANGIBLE  ASSETS:
Net of accumulated amortization of $13,334              $36,666



                 LIABILITIES AND MEMBER'S EQUITY

LIABILITIES:  Accounts Payable                         $108,074

MEMBER'S DEFICIENCY:                                    (71,408)

NET LIABILITIES AND MEMBER'S DEFICIENCY:                $36,666

 The accompanying notes are an integral part of these financial statements.

       BRIDGEBLOOD TECHNOLOGIES L.L.C., DBA PATHAGON, INC.
    STATEMENT OF OPERATIONS AND MEMBER'S EQUITY (DEFICIENCY)
              FOR THE YEAR ENDED DECEMBER 31, 2001


REVENUE:                                     $-0-

EXPENSES:


             Amortization Expense          3,333

             Expenses (See Schedule)     207,885
                                       ----------
            Total Expenses               211,218

NET (LOSS):                             (211,218)

MEMBER'S DEFICIENCY - JANUARY 1, 2001:  (666,786)

ACCOUNTS PAYABLE CONVERTED TO EQUITY:   (806,596)

MEMBER'S DEFICIENCY-DECEMBER 31, 2001:  $(71,408)


 The accompanying notes are an integral part of these financial statements

       BRIDGEBLOOD TECHNOLOGIES L.L.C., DBA PATHAGON, INC.
                     STATEMENT OF CASH FLOWS
                  YEAR ENDED DECEMBER 31, 2001



CASH FLOWS FROM OPERATING ACTIVITIES

     Net(Loss)                                         $(211,218)
     Adjustments to reconcile net (loss) to net cash provided (used) by operating activities:

        Amortization                                       3,333
        Changes in assets and liabilities
            Due to affiliate                             207,885
                                                       ----------

CASH-JANUARY 1, 2001                                          -0-
CASH-DECEMBER 31, 2001                                        -0-


 The accompanying notes are an integral part of these financial statements

       BRIDGEBLOOD TECHNOLOGIES L.L.C., DBA PATHAGON, INC.
                      SCHEDULE OF EXPENSES
                  YEAR ENDED DECEMBER 31, 2001


EXPENSES:

     Consulting                              $72,342

     Professional Fees                       132,768

     Storage                                   2,865
                                           ----------
           Total Expenses                   $207,885





 The accompanying notes are an integral part of these financial statements

       BRIDGEBLOOD TECHNOLOGIES L.L.C., DBA PATHAGON, INC.
                  NOTES TO FINANCIAL STATEMENTS
                  YEAR ENDED DECEMBER 31, 2001



Note 1 :  DESCRIPTION OF OPERATIONS:

Bridge  Blood  Technologies L.L.C. ("BBT" or the  "Company")  was
established   to   develop  and  acquire  biotech   and   medical
technologies.

BBT is developing systems designed to improve the safety of blood transfusions by inactivation of infectious pathogens in blood components (fresh from frozen plasma of "FFP", platelets and red blood cells) used for transfusion. BBT has the worldwide rights to the use of thiazine dyes, including methylene blue, for in vitro inactivation of pathogens in biological fluids. Methylene blue is only two compounds used commercially to inactivate pathogens in blood products, and is currently used in many European countries to inactivate pathogens in FFP. The Company believes that, as a result of the mechanism of action of its proprietary technology, its systems also have the potential to inactivate many new pathogens before they are identified and before tests have been developed to detect their presence in the blood supply. Because the Company's systems are being designed to inactivate rather than merely test for pathogens, the Company's systems also have the potential to reduce the risk of
transmission  of  pathogens  that  would  remain  undetected   by
testing.

In February 2000, BBT acquired the OLIGON technology from creditors to Implemed, Inc. The OLIGON technology is a patented antimicrobial technology that can be incorporated into the manufacturing process of many implantable devices. The patented process, involving two dissimilar metals (silver and platinum) creates an electrochemical reaction that releases silver ions which destroy bacteria, fungi and other pathogens. BBT intends to commercialize the technology in partnership with leading medical devices manufacturers.

NOTE 2 : BASIS OF PRESENTATION:

The financial statements are prepared on an accrual basis of accounting where revenue is recognized when earned and expenses then incurred.



NOTE 3 : SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

INTANGIBLE ASSET

Intangible asset represents a license and is being amortized using the straight line basis over 15 years.

ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 4 : RELATED PARTY TRANSACTIONS:

The Company was charged $207,885 for the year ended in December
31, for related expenses paid by an affiliate on its behalf.

NOTE 5 : CONTIGENT LIABILITES:

The Company has a $300,000 demand note payable contingent on the receipt by the Company of at least $5,000,000 of qualified financing. The note bears interest at 1.5% per month. Total accrued interest at December 31, 2001 amounted to $313,044.

       BRIDGEBLOOD TECHNOLOGIES L.L.C., DBA PATHAGON, INC.
                          BALANCE SHEET
                        DECEMBER 31, 2000

                             ASSETS

INTANGIBLE  ASSETS:  Net of accumulated amortization
        of $10,001                                       $39,999



                 LIABILITIES AND MEMBER'S EQUITY


LIABILITIES:  Due to Affiliate                          $706,785

MEMBER'S DEFICIENCY:                                    (666,786)

NET LIABILITIES AND MEMBER'S DEFICIENCY:                 $39,999
                                                      -----------


 The accompanying notes are an integral part of these financial statements

       BRIDGEBLOOD TECHNOLOGIES L.L.C., DBA PATHAGON, INC.
    STATEMENT OF OPERATIONS AND MEMBER'S EQUITY (DEFICIENCY)
              FOR THE YEAR ENDED DECEMBER 31, 2000


REVENUE:                                    $-0-

EXPENSES:

        Amortization Expense              3,333

        Expenses (See Schedule)         537,574

        Total Expenses                  540,907



NET (LOSS):                            (540,907)

MEMBER'S DEFICIENCY - JANUARY 1, 2000: (125,879)

MEMBER'S DEFICIENCY-DECEMBER 31, 2000: $666,786


 The accompanying notes are an integral part of these financial statements

       BRIDGEBLOOD TECHNOLOGIES L.L.C., DBA PATHAGON, INC.
                     STATEMENT OF CASH FLOWS
                  YEAR ENDED DECEMBER 31, 2000



CASH FLOWS FROM OPERATING ACTIVITIES

    Net (Loss)                                       $(540,907)
    Adjustments to reconcile net (loss) to net cash provided (used) by operating activities:

      Amortization                                       3,333
      Changes in assets and liabilities
          Due to affiliate                             537,574

CASH-JANUARY 1, 2000                                        -0-
CASH-DECEMBER 31, 2000                                      -0-





 The accompanying notes are an integral part of these financial statements

       BRIDGEBLOOD TECHNOLOGIES L.L.C., DBA PATHAGON, INC.
                      SCHEDULE OF EXPENSES
                  YEAR ENDED DECEMBER 31, 2000



EXPENSES:


     Consulting                                 $81,387

     Professional Fees                           20,152

     Acquisition Cost                           173,250

     Storage                                      2,565

     Variable and Fixed Costs                   260,220
                                              ----------

           Total Expenses                      $537,574








 The accompanying notes are an integral part of these financial statements

       BRIDGEBLOOD TECHNOLOGIES L.L.C., DBA PATHAGON, INC.
                  NOTES TO FINANCIAL STATEMENTS
                  YEAR ENDED DECEMBER 31, 2000



Note 1 : DESCRIPTION OF OPERATIONS:

Bridge  Blood  Technologies L.L.C. ("BBT" or the  "Company")  was
established   to   develop  and  acquire  biotech   and   medical
technologies.

BBT is developing systems designed to improve the safety of blood transfusions by inactivation of infectious pathogens in blood components (fresh from frozen plasma of "FFP", platelets and red blood cells) used for transfusion. BBT has the worldwide rights to the use of thiazine dyes, including methylene blue, for in vitro inactivation of pathogens in biological fluids. Methylene blue is only two compounds used commercially to inactivate pathogens in blood products, and is currently used in many European countries to inactivate pathogens in FFP. The Company believes that, as a result of the mechanism of action of its proprietary technology, its systems also have the potential to inactivate many new pathogens before they are identified and before tests have been developed to detect their presence in the blood supply. Because the Company's systems are being designed to inactivate rather than merely test for pathogens, the Company's systems also have the potential to reduce the risk of
transmission  of  pathogens  that  would  remain  undetected   by
testing.

In February 2000, BBT acquired the OLIGON technology from creditors to Implemed, Inc. The OLIGON technology is a patented antimicrobial technology that can be incorporated into the manufacturing process of many implantable devices. The patented process, involving two dissimilar metals (silver and platinum) creates an electrochemical reaction that releases silver ions which destroy bacteria, fungi and other pathogens. BBT intends to commercialize the technology in partnership with leading medical devices manufacturers.

NOTE 2 : BASIS OF PRESENTATION:

The financial statements are prepared on an accrual basis of accounting where revenue is recognized when earned and expenses then incurred.

NOTE 3 : SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

INTANGIBLE ASSET

Intangible asset represents a license and is being amortized using the straight line basis over 15 years.


ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 4 : RELATED PARTY TRANSACTIONS:

The Company was charged $537,574 for the year ended in December
31, for related expenses paid by an affiliate on its behalf.

NOTE 5 : CONTIGENT LIABILITES:

The Company has a $300,000 demand note payable contingent on the receipt by the Company of at least $5,000,000 of qualified financing. The note bears interest at 1.5% per month. Total accrued interest at December 31, 2000 amounted to $212,742.

Item 7(b)
                 PRO FORMA FINANCIAL INFORMTION

The  following unaudited pro forma consolidated balance sheet  as
of  December  31,  2001  and unaudited  pro  forma   consolidated
statements of income for the year ended June 30, 2001 and for the six months ended December 31, 2001 (collectively. The "Pro Forma Statements") are based on the unaudited historical Consolidated Financial Statements of Bioenvision, Inc. and Subsidiaries(the "Company"), included in the Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2001, the audited historical financial statements of the Company, included in the Company's Annual Report on Form 10-KSB/A for the year ended June 30, 2001 and the audited historical consolidated Financial Statements of Bridgeblood Technologies L.L.C DBA Pathagon Inc. ("Pathagon") included elsewhere in this report on Form 8-K/A, adjusted to give effect to the acquisition of Pathagon (the "Pathagon Acquisition") using the purchase method of accounting and the assumptions and adjustments in the accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements. The pro forma consolidated balance sheet gives effect to the transaction as if it occurred on December 31, 2001 and the pro forma consolidated statements of income for the year ended June 30, 2001 and the six-months ended December 31, 2001 give effect to the transaction as if it occurred on July 1, 2000, the first day of the Company's 2001 fiscal year.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Statements are provided for informational purposes only and do not purport to represent what the Company's financial position and results of operations would actually have been had the Pathagon Acquisition in fact occurred on such date or to project the Company's financial position or results of operations for any future period. Additionally, the Pro Forma Statements do no include any cost savings or other synergies expected to be realized as a result of the integration of the two companies. Furthermore, the allocation of the purchase price is preliminary and subject to further revision.

The Pro Forma Statements and the Notes thereto should be read in conjunction with the historical Consolidated Financial Statements of the Company and Notes thereto included in the Company's Quarterly Report on Form 10-QSB for the six months ended December 31, 2001, the Consolidated Financial Statements of the Company and Notes thereto included in the Company's Annual Report on Form 10-KSB/A for the year ended June 30, 2001 and the historical Financial Statements of Pathagon and Notes thereto included elsewhere in this report on Form 8-K/A.

Bioenvision, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet - Unaudited
December 31, 2001


                                        BIOV         PATHAGON
                                     December 31,   December 31,
                                        2001           2001
                                     (Unaudited)     (audited)
ASSETS

 Current assets
   Cash                              $   47,943             -
   Accounts receivable related
    party                                  -                -
   Deferred costs                       337,500             -
   Deferred financing costs           1,535,625             -
  Total current assets                1,921,068             -


   Property plant & equipment,
    net                                   9,362             -

 Other assets
   Intangible assets, net                14,716        36,666
   Deferred costs                           -               -
   Deferred financing costs                 -               -
                                     $1,945,146       $36,666

LIABILITIES & STOCKHOLDERS'
DEFICIT

Liabilities
  Current liabilities
    Bank overdraft                      152,119             -
    Accounts payable                    567,564       108,074
    Other accrued liabilities           314,148             -
    Deferred revenue                    736,364             -
    Loan payable                        448,141             -
  Total current liabilities           2,218,336       108,074

  Long term liabilities
    Deferred revenue                        -               -
    Officers salaries                   933,748             -
  Total long term liabilities           933,748             -


Stockholders' deficit
  Common stock, $.001 par value          8,888         139,792
  Authorized 25, 000,000 shares
  Issued and outstanding:
   8,607,252
  Additional paid in capital         5,242,514               -
  Accumulated other comprehensive
   Income                              152,346        (211,200)
  Deficit accumulated during
   development stage                (6,610,686)              -

                                    (1,206,938)        (71,408)
                                   $ 1,945,146        $ 36,666


Bioenvision, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet - Unaudited
December 31, 2001

                                        Pro Form     Pro forma
                                      Adjustments   Consolidated
                                      December 31,  December 31,
                                         2001           2001
                                     (Unaudited)     (Unaudited)
ASSETS

 Current assets
   Cash                                    -          $ 47,943
   Accounts receivable related
   Party                                   -                 -
   Deferred costs                          -           337,500
   Deferred financing costs                -         1,535,625
  Total current assets                               1,921,068


   Property plant & equipment,
   net                                     -             9,362

 Other assets
   Intangible assets, net            12,563,334 a,b 12,614,716
   Deferred costs                        40,500 c       40,500
   Deferred financing costs                 -                -
                                   $ 12,603,834   $ 14,585,646

LIABILITIES & STOCKHOLDERS'
DEFICIT

Liabilities
  Current liabilities
    Bank overdraft                         -           152,119
    Accounts payable                     40,500 c      716,138
    Other accrued liabilities              -           314,148
    Deferred revenue                       -           736,364
    Loan payable                           -           448,141
  Total current liabilities              40,500      2,366,910

  Long term liabilities
    Deferred revenue                       -                 -
    Officers salaries                      -           933,748
  Total long term liabilities              -           933,748


Stockholders' deficit
  Common stock, $.001 par value          (132,792) a      15,888
  Authorized 25, 000,000 shares
  Issued and outstanding:
   8,607,252
  Additional paid in capital            12,484,926 b  17,727,440
  Accumulated other comprehensive
    Income                                211,200 a,b    152,346
  Deficit accumulated during
   development stage                         -        (6,610,686)
                                                               -
                                     $12,563,334      11,284,988
                                     $12,603,834      14,585,646


Bioenvision, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Income - Unaudited for the Twelve Months Ended June 30, 2001

                                       BIOV
PATHAGON
                                    For the twelve      For the
twelve
                                      months ended        months
ended
                                     June 30, 2001       June 30,
2001

Contract revenue                    $     245,455          $
-

Costs and expenses

Research & development costs            1,565,908
-

Administrative expenses                   550,215
372,155

Interest and finance charges              228,787
-

Depreciation and amortization              22,809
3,333

Total costs and expenses                2,367,719
375,488

   Net loss                            (2,122,264)
(375,488)


Basic & diluted net loss
per share                                   (0.27)
-

   Weighted average shares
   used in Computing basis and
   diluted net loss per share           7,976,419
-



                                      Pro Form              Pro
forma
                                     Adjustments
Consolidated

                                   For the twelve        For the
twelve
                                    months ended          months
ended
                                   June 30, 2001         June 30,
2001
                                    (unaudited)
(unaudited)


Contract revenue                $         -              $
245,455

Costs and expenses

Research & development costs              -
1,565,908

Administrative expenses                   -
922,370

Interest and finance charges              -
228,787

Depreciation and amortization          842,700 d
868,842

Total costs and expenses               842,700
3,585,907

   Net loss                           (842,700)
(3,340,452)


Basic & diluted net loss
per share                                 -
(0.22)

   Weighted average shares
   used in computing basis and
   diluted net loss per share         7,000,000
14,976,419


Bioenvision, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Income - Unaudited for the Six Months Ended December 31, 2001

                                        BIOV
PATHAGON

                                     For the six           For
the six
                                     months ended          months
ended
                                     December 31,
December 31,
                                         2001
2001
                                     (unaudited)
(unaudited)
Contract revenue                    $   368,182             $
-

Costs and expenses

Research & development costs            403,215
-

Administrative expenses                 303,655
103,385

Interest and finance charges            453,630
-

Depreciation and amortization             9,718
1,666

Total costs and expenses              1,170,218
105,051

   Net loss                           (802,036)
(105,051)

Basic & diluted net loss
per share                                (0.09)
-

   Weighted average shares
   used in computing basis
   and diluted net loss per
   share                              8,646,506
-


                                        Pro Form              Pro
forma
                                       Adjustments
Consolidated

                                       For the six           For
the six
                                       months ended
months ended
                                       December 31,
December 31,
                                          2001
2001
                                       (unaudited)
(unaudited)

Contract revenue                     $         -           $
368,182

Costs and expenses

Research & development costs                   -
403,215

Administrative expenses                        -
407,040

Interest and finance charges                   -
453,630

Depreciation and amortization            421,350 e
432,734

Total costs and expenses                 421,350
1,696,619

   Net loss                            (421,350)
(1,328,437)

Basic & diluted net loss
per share                                   -
(0.08)

   Weighted average shares
   used in Computing basis
   and diluted net loss per
   share                               7,000,000
15,646,506


               BIOENVISION, INC. AND SUBSIDIARIES
     Notes to Pro Forma Consolidated Financial Statements
             December 31, 2001 and June 30, 2001

a.   To eliminate equity of acquired company

b. To record purchase adjustments to reflect fair value of assets acquired and liabilities assumed.

     The acquisition was recorded as a purchase under SFAS 141. The company issued 7,000,000 shares to complete the acquisition, which was valued at $12,600,000 based on the 5-day average trading price of the stock ($1.80) from November 22, 2001, the day of the company's announcement of the intended acquisition. The purchase price was allocated to the patents acquired net of assumed liabilities of $108,000. The patents acquired have a finite life of 15 years. No goodwill was recorded on the transaction.

c.   Record professional fees related to acquisition

d. Record full year amortization of intangible assets related to patents acquired in the acquisition

e. Record 6 months of amortization of intangible assets related to acquisition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BIOENVISION, INC.


Date: April 15, 2002            By: /s/ Christopher B. Wood
                                    Christopher B. Wood, MD
                                    Chief Executive Officer